Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [•], 2026, by and among Old Glory Holding Company, a Delaware corporation registered as a Bank Holding Company under the Bank Holding Company Act of 1956 (the “Company”), Digital Asset Acquisition Corp., a Cayman Islands exempted company (“DAAQ” or “PubCo” following the Domestication), and each of DAAQ Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Persons set forth on Schedule 1 hereto (the “Sponsor Holders”) and the Persons set forth on Schedule 2 hereto (the “OGB Holders”). The Sponsor, the Sponsor Holders, the OGB Holders and any Person who hereafter becomes a party to this Agreement pursuant to Section 2 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.”

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in that certain Business Combination Agreement, dated as of the date hereof (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among DAAQ and the Company; and

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, DAAQ and the Company and each of the Holders desire to enter into this Agreement, pursuant to which the Holders’ Lock-Up Securities shall become subject to limitations on Transfer as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, DAAQ and the Company hereby agree with each of the Holders as follows:

1. Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a) “Lock-Up Period” shall mean, with respect to each of the Holders and their respective Permitted Transferees, the period beginning on the Closing Date and ending on the earlier of (A) one year after the Closing and (B) after the Closing, (x) the date on which the last sale price of PubCo Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day period commencing at least 150 days after the Closing Date, or (y) the date on which Pubco completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s stockholders having the right to exchange their PubCo Shares for cash, securities or other property.

(b) “Lock-Up Securities” shall mean the PubCo Shares, including any PubCo Shares issuable upon exercise of any options (“Company Options”) or warrants (“Company Warrants”) of the Company, held by the Holders immediately following the Closing but excluding, for the avoidance of doubt, the Company Options or Company Warrants themselves. For the avoidance of doubt, “Lock-Up Securities” shall not include any DAAQ Warrants held by the Holders immediately following the Closing or any PubCo Shares issuable upon exercise of such DAAQ Warrants.

(c) “Permitted Transferee” shall mean any Person to whom a Holder is permitted to Transfer Lock-Up Securities prior to the expiration of the Lock-Up Period pursuant to Section 2(b).

(d)   “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(h) “Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or other disposal of or agreement to dispose of; directly or indirectly, or establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or engagement in any Short Sales, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2. Lock-Up Provisions.

(a) Subject to Section 2(b), each Holder agrees that it shall not Transfer any Lock-Up Securities until the end of the Lock-Up Period applicable to such Holder.

(b) Notwithstanding the provisions set forth in Section 2(a), each Holder or its respective Permitted Transferees may Transfer the Lock-Up Securities during the Lock-Up Period (i) to (A) any direct or indirect partners, members or equity holders of the Sponsor, any affiliates of the Sponsor or any funds or accounts controlled, managed or advised by such Persons or their respective affiliates or (B) the Sponsor Holders or any direct or indirect partners, members or equity holders of the Sponsor Holders, any affiliates of the Sponsor Holders or any funds or accounts controlled, managed or advised by such Persons or their respective affiliates; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such Person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (iv) above; (vi) to the Company; (vii) in connection with a liquidation, merger, share exchange, reorganization, tender offer approved by the board of directors of the Company (the “Company Board”) or a duly authorized committee thereof or other similar transaction which results in all of the Company’s shareholders having the right to exchange their PubCo Shares for cash, securities or other property subsequent to the Closing Date; (viii) in connection with any legal, regulatory or other order; or (ix) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; provided, however, that in the case of clauses (i) through (v) and (ix), such Permitted Transferees must enter into a duly executed joinder to this Agreement in the form of Exhibit A hereto; provided, further, that no filing by any Holder under the Exchange Act or other public announcement shall be made (including voluntarily) in connection with such Transfer except as otherwise compelled or required to comply with applicable law or legal process or any request by a Governmental Entity or the rules of any securities exchange, foreign securities exchange, futures exchange, commodities exchange or contract market; provided, further, that any Transfer pursuant to this Section 2(b) shall not involve a disposition for value.

(c) In order to enforce this Section 2, the Company may impose stop-transfer instructions with respect to the Lock-Up Securities until the end of the Lock-Up Period; provided that such instructions permit the transfers contemplated by clause (b) above.

(d) For the avoidance of doubt, each Holder shall retain all of its rights as a securityholder of the Company with respect to the Lock-Up Securities during the Lock-Up Period, including the right to vote any Lock-Up Security that such Holder is entitled to vote, as applicable.

(e) Notwithstanding anything in this Agreement to the contrary, the Company Board shall be entitled to release any Holder from any or all of its obligations hereunder on behalf of the Company.

(f)   The lock-up provisions in this Section 2 shall, with respect to any Holder, supersede the lock-up provisions contained in Sections 7(a) of that certain letter agreement, dated as of April 28, 2025, by and among DAAQ, the Sponsor and DAAQ’s officers, directors and advisors (the “Prior Agreement”) with respect to such Holder and such provision of the Prior Agreement shall be of no further force or effect with respect to such Holder.

3. Validity of Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the applicable Lock-Up Securities as one of its equity holders for any purpose.

4. Effectiveness; Termination. This Agreement shall be effective upon consummation of the transactions contemplated by the Business Combination Agreement and shall terminate on the date on which Holder no longer holds Lock-Up Securities.

5. Miscellaneous.

(a) Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any choice of law or conflict of law principle, provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Texas.

(b) Consent to Jurisdiction and Service of Process. Any proceeding or action based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Texas Business Court (as well as to any courts to which an appeal may be taken from the Texas Business Court), and each of the parties irrevocably and unconditionally (i) consents and submits to the exclusive jurisdiction of such court in any such proceeding or action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of such proceeding or action shall be heard and determined only in such court and (iv) agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transaction contemplated hereby in any other court. Service of process with respect thereto may be made upon any party to this Agreement by mailing a copy thereof by registered or certified mail, postage paid, to such party at its address as provided in Section 5(h), without limiting the right of a party to serve process in any other matter permitted by applicable laws.

(c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(c).

(d) Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

(e) Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(f)   Amendment; Waiver. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed by (i) the Company and (ii) Holders holding a majority of the PubCo Shares that are then subject to this Agreement; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that materially and adversely affects a Holder, solely in its capacity as a holder of Lock-Up Securities, shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(g) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h) Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid or (iii) when delivered by FedEx or other nationally recognized overnight delivery service, addressed, if to the Company, to: [●], [●], Attn: Investor Relations, email [●], with a copy, which shall not constitute notice, to [●], Attn: [●], email: [●]; and if to any Holder, at such Holder’s address or email address as set forth in the Company’s books and records.

(i)   Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(j)   Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement (other than Section 2(f)) shall limit any of the rights, remedies or obligations of the Company or any of the Holders under any other agreement between any of the Holders and the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of any of the Holders or the Company under this Agreement.

(k) Several Liability. The liability of any Holder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Holder be liable for any other Holder’s breach of such other Holder’s obligations under this Agreement.

(l)   Counterparts. The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that this Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

DAAQ:

DIGITAL ASSET ACQUISITION CORP.

By:
Name:	[●]
Title:	[●]

COMPANY:

Old Glory HOLDING Company

By:
Name:	[●]
Title:	[●]

HOLDER:

DAAQ SPONSOR LLC

By:
Name:	[●]
Title:	[●]

[Signature Page to Lock-Up Agreement]

SCHEDULE 1

SPONSOR HOLDERS

[TO COME]

Schedule 1-1

SCHEDULE 2

OGB HOLDERS

[TO COME]

Schedule 2-1

EXHIBIT A

FORM OF JOINDER TO LOCKUP AGREEMENT

Reference is made to the Lockup Agreement, dated as of [•], 2026, by and among Digital Asset Acquisition Corp.) (“DAAQ”), Old Glory Holding Company (the “Company”), DAAQ Sponsor LLC, the OGB Holders (as defined therein) and the Sponsor Holders (as defined therein) who from time to time become a party thereto (as amended from time to time, the “Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lockup Agreement.

Each of the Company and each undersigned holder of common stock of the Company (each, a “New Shareholder Party”) agrees that this Joinder to the Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Shareholder Party hereby agrees to and does become party to the Lockup Agreement as a Holder. This Joinder shall serve as a counterpart signature page to the Lockup Agreement and by executing below each undersigned New Shareholder Party is deemed to have executed the Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank]

A- 1

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW STOCKHOLDER PARTY]

By:
Name:
Title:

[Old Glory Financial Company]

By:
Name:
Title:

A-2